SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): September 20, 2006
American Real Estate Partners, L.P.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State of Organization)	1-9516 (Commission File Number)	13-3398766 (IRS Employer Identification No.)

767 Fifth Avenue, Suite 4700, New York, NY (Address of Principal Executive Offices)		10153 (Zip Code)
Registrant’s telephone number, including area code: (212) 702-4300
N/A

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8. Other Events.
          Item 8.01 — Other Events.
     On September 19, 2006, American Real Estate Partners, L.P. (“AREP”) issued a press release, a copy of which is filed as Exhibit 99.1 and is incorporated by reference herein.
Item 9. Financial Statements, Pro Forma Financial Information and Exhibits.
          Item 9.01(d) — Exhibits
     99.1    Press Release, dated September 19, 2006, issued by AREP.
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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN REAL ESTATE PARTNERS, L.P.
(Registrant)

	By:	American Property Investors, Inc.,
its General Partner

		By:	/s/Hillel Moreman Hillel Moerman
Chief Financial Officer
American Property Investors, Inc.,
the General Partner of American Real Estate
Partners, L.P.

Dated: September 20, 2006